UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2025

Atea Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39661	46-0574869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Summer Street

Suite 2100

Boston, MA 02110

(Address of principal executive offices) (Zip Code)

(857) 284-8891

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AVIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2025 (the “Effective Date”), the Board of Directors (the “Board”) of Atea Pharmaceuticals, Inc. (the “Company”) elected Arthur Kirsch as a Class I director of the Company, effective immediately.

Mr. Kirsch, age 73, has served as a Senior Advisor to Alvarez & Marsal’s Life Sciences Industry Group, a global professional services firm, since 2019. Prior to such role, Mr. Kirsch was a Senior Advisor and Managing Director for GCA Savvian, an investment bank, from 2005 to 2019, where he was responsible for healthcare investment banking activities. Prior to 2005, Mr. Kirsch had a number of other leadership roles in investment banking at Vector Securities LLC/Prudential Vector Healthcare, NatWest Securities Limited and Drexel Burnham Lambert, Inc. Mr. Kirsch has served on the Board of Directors of Liquidia Technologies, Inc. (Nasdaq: LQDA), a biopharmaceutical company, since 2016 and previously served on the Boards of Directors of a number of other public companies in the healthcare and life science industries, including Kadmon Holdings, Inc. from 2019 to 2021, Immunomedics, Inc. from 2015 to 2016, POZEN Inc. from 2004 to 2015 and Aralez, Inc. from 2016 to 2019. The Company believes Mr. Kirsch’s extensive experience in the healthcare and life sciences industries and as a strategic advisor will be valuable additions to the Board.

Mr. Kirsch will be compensated consistent with the Company’s Non-Employee Director Compensation Program, which was filed as Exhibit 10.1 the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024. The Non-Employee Director Compensation Program provides that Mr. Kirsch will receive an annual cash retainer of $45,000 as well as certain equity awards. On the Effective Date, Mr. Kirsch received an initial option to purchase 164,800 shares of the Company’s common stock which vests in thirty-six equal monthly installments following the date of grant. Mr. Kirsch will also be entitled to future “Subsequent Awards” as provided for in the Non-Employee Director Compensation Program. The Company expects to enter into the Company’s standard form of indemnification agreement with Mr. Kirsch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEA PHARMACEUTICALS, INC.

Date: February 24, 2025	By:	/s/ Andrea Corcoran
Andrea Corcoran
Chief Financial Officer and Executive Vice President, Legal and Secretary